John Hancock Variable Insurance Trust

Supplement dated November 1, 2015

to the Prospectus dated April 27, 2015

American Global Growth Trust (the “fund”)

The following replaces the portfolio manager information under the heading “Portfolio management”:

Patrice Collette Partner - Capital World Investors Managed fund since 2015	Isabelle de Wismes Partner - Capital World Investors Managed fund since 2012	Galen Hoskin Partner - Capital World Investors Managed fund since 2013	Jonathan Knowles Partner - Capital World Investors Managed fund since 2013

The information in the “Subadvisors and Portfolio Managers” section of the prospectus under the heading “Capital Research and Management Company (“CRMC”)” is amended to include Patrice Collette and Galen Hoskin as Portfolio Managers of Global Growth Fund, a series of American Funds Insurance Series, the master fund of which American Global Growth Trust is a feeder, and to remove Steven T. Watson as a Portfolio Manager of Global Growth Fund.

Portfolio Manager	Primary Title with Investment Advisor (or Affiliate) and Investment Experience During Past Five Years	Portfolio Manager’s Role in Management of the Fund(s)
Patrice Collette	Partner – Capital World Investors Investment professional for 21 years in total; 16 years with CRMC or affiliate	Serves as an equity portfolio manager for Global Growth Fund
Galen Hoskin	Partner – Capital World Investors Investment professional for 21 years, all with CRMC or affiliate	Serves as an equity portfolio manager for Global Growth Fund and New World Fund

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.